SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                          LINEAR TECHNOLOGY CORPORATION
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transactions applies:

    (2) Aggregate number of securities to which transactions applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing party:

    (4) Date filed:

                          LINEAR TECHNOLOGY CORPORATION

                    Notice of Annual Meeting of Shareholders
                         To Be Held on November 8, 2000


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Linear Technology Corporation, a California corporation (the "Company"), will be held on November 8, 2000 at 3:00 p.m., local time, at the Company's principal executive offices, located at 720 Sycamore Drive, Milpitas, California 95035, for the following purposes:

    1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders and until their successors are elected.

    2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending July 1, 2001.

    3. To approve a change in the Company's state of incorporation from California to Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary of the Company.

    4. To approve the establishment of a classified Board of Directors of the Company when the change in state of incorporation, proposed above, occurs.

    5. To approve an increase in the number of authorized shares of Common Stock of the Company from 480,000,000 to 2,000,000,000 and an increase in the number of authorized, but undesignated, shares of Preferred Stock of the Company from 2,000,000 to 5,000,000, when the change in state of incorporation, proposed above, occurs.

    6. To make certain amendments to the 1996 Senior Executive Bonus Plan.

    7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record of the Company's Common Stock at the close of business on September 13, 2000, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if such shareholder has returned a proxy.


                           FOR THE BOARD OF DIRECTORS




                            Arthur F. Schneiderman
                            Secretary


Milpitas, California
September 30, 2000







   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN
      THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                          LINEAR TECHNOLOGY CORPORATION

                                 PROXY STATEMENT
                                       FOR
                       2000 ANNUAL MEETING OF SHAREHOLDERS

                       INFORMATION CONCERNING SOLICITATION
                                   AND VOTING


General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Linear Technology Corporation, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held November 8, 2000, at 3:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's principal executive offices, located at 720 Sycamore Drive, Milpitas, California 95035. The telephone number at that location is (408) 432-1900.

     These proxy solicitation materials and the Company's Annual Report to Shareholders for the year ended July 2, 2000, including financial statements, were mailed on or about September 30, 2000 to all shareholders entitled to vote at the Annual Meeting.


Proxies; Revocability of Proxies

     All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Paul Coghlan, Vice President of Finance and Chief Financial Officer) a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Rights and Solicitation of Proxies

     On all matters other than the election of directors, each share has one vote. Each shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (which number is currently set at five) multiplied by the number of shares held by such shareholder, or may distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select. However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting, and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder gives such notice, all shareholders may cumulate their votes for the candidates in nomination. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible. See "Proposal One--Election of Directors."

     The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, facsimile, e-mail or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.


Quorum; Abstentions; Broker Non-Votes

     Under California law, all proposals submitted at the Annual Meeting require for their approval both the affirmative vote of a majority of the shares "represented and voting" at the Annual Meeting and the affirmative vote of a majority of the quorum required for the transaction of business. A quorum is established by the presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock "entitled to vote" at the Annual Meeting, including those shares as to which no votes are cast at the Annual Meeting. Accordingly, abstentions and broker non-votes will be counted as "entitled to vote" and thus represented for purposes of establishing a quorum, but will not be counted for purposes of determining the number of shares which are "represented and voting" with respect to a given proposal.

Deadline for Receipt of Shareholder Proposals; Discretionary Authority to Vote on Shareholder Proposals

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 2001 Annual Meeting must be received by the Company no later than June 2, 2001 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

     The Company may use its discretionary voting authority on all shareholder proposals not received by the Company on or prior to August 16, 2001.


Record Date and Voting Securities

     Shareholders of record at the close of business on September 13, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date,------- shares of the Company's Common Stock, no par value, were issued and outstanding. No shares of the Company's Preferred Stock are outstanding. Based on the last reported sale on the Nasdaq National Market on September , 2000, the market value of one share of the Company's Common Stock was $-------. For information regarding security ownership by management and by the beneficial owners of more than five percent of the Company's Common Stock, see "Beneficial Security Ownership of Directors, Officers and Certain Other Beneficial Owners."


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS


Nominees

     The Company's Bylaws currently provide for a board of five directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. In any event, the proxy holders cannot vote for more than five persons. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified; provided, however, that as part of the Reincorporation it is proposed that the Board of Directors be divided into three classes, with each class serving staggered three year terms. See "Proposal Four--Establishment of a Classified Board of Directors."

     The names of the nominees, and certain information about them, are set forth below.

                                                                                       Director
Name Of Nominee                   Age(1)              Principal Occupation              Since
---------------                   ------              --------------------              -----
Robert H. Swanson, Jr. .........   62       Chairman and Chief Executive Officer        1981
                                            of the Company
David S. Lee ...................   63       Chairman, Cortelco Systems Holding          1988
                                            Corp.
Leo T. McCarthy ................   70       President, The Daniel Group
Richard M. Moley ...............   61       Former President and Chief Executive        1994
                                            Officer, StrataCom, Inc.
Thomas S. Volpe ................   49       Chairman, Prudential Volpe Technology       1984
                                              Group

-------------
(1) As of September 13, 2000

     There are no family relationships among the Company's directors and executive officers.

     Mr. Swanson, a founder of the Company, has served as Chairman and Chief Executive Officer since April 1999. From the Company's incorporation in September 1981 until April 1999, Mr. Swanson served as President and Chief
Executive Officer. Mr. Swanson has also served as a director of the Company since its incorporation. From August 1968 to July 1981, he was employed in various positions at National Semiconductor Corporation, a manufacturer of integrated circuits, including Vice President and General Manager of the Linear Integrated Circuit Operation and Managing Director in Europe.

     Mr. Lee is Chairman of the Boards of Cortelco Systems Inc., Cortelco Kellogg, Open Data Systems and Telmax Communications, and a Regent of the University of California. Mr. Lee co-founded Qume Corporation in 1973 and served as Executive Vice-President of Qume until it was acquired by ITT Corporation in 1978. After the acquisition, Mr. Lee held the positions of Executive Vice President of ITT Qume until 1981, and President of ITT Qume through 1983. From 1983 to 1985, he served as Vice President of ITT and as Group Executive and Chairman of its Business Information Systems Group. In 1985, he became President and Chairman of Data Technology

Corp. ("DTC"), and in 1988 DTC acquired and merged with Qume. Currently, Mr. Lee is a member of the Board of Directors of ACT Manufacturing Inc., Centigram Communications Corporation, and Daily Wellness Co. Mr. Lee also serves as a board member of Directors of the California Chamber of Commerce, as Commissioner of California Post Secondary Education Commission and as President of Asian Cultural Teachings. Mr. Lee served as an adviser to Presidents George Bush and Bill Clinton on the Advisory Committee on Trade Policy and Negotiation (Office of the U.S. Trade Representative/Executive Office of the President) and to Governor Pete Wilson on the California Economic Development Corporation (CalEDC) and the Council on California Competitiveness. Mr. Lee founded and served as Chairman of the Chinese Institute of Engineers, the Asian American Manufacturers' Association and the Monte Jade Science and Technology Association.

     Mr. McCarthy has served since January 1995 as President of The Daniel Group, a partnership engaged in international trade in Asia and other investment opportunities. Mr. McCarthy retired from elective office in 1994 after twelve years as Lieutenant Governor of the State of California. His primary responsibility as Lieutenant Governor was to help businesses start and grow through his role as chair of the California Commission for Economic Development. One major area of focus for Mr. McCarthy was and remains international trade and investment, particularly involving Pacific Rim markets. Mr. McCarthy serves as a director of Parnassus Investments and Forward Funds.

     Mr. Moley served as Chairman, President and Chief Executive Officer of StrataCom, Inc., a network systems company, from June 1986 until its acquisition by Cisco Systems, Inc., a provider of computer internetworking solutions, in July 1996. Mr. Moley served as Senior Vice President of Cisco until August 1997, when he became a consultant and private investor. Mr. Moley served in various executive positions at ROLM Corporation, a telecommunications company, from 1973 to 1986, most recently as a Group Vice President. Prior to joining ROLM, he held management positions in software development and marketing at Hewlett-Packard Company. Mr. Moley serves as a director of CIDCO Incorporated, Netro and Echelon Corporation.

     Mr. Volpe has served as Chairman of Prudential Volpe Technology Group since December 1999. Mr. Volpe served as Chief Executive Officer of Volpe Brown Whelan & Company, LLC (formerly Volpe, Welty & Company), a private investment banking and risk capital firm, from its founding in April 1986 until its acquisition by Prudential Securities in December 1999. Until

April 1986, he was President and Chief Executive Officer of Hambrecht & Quist Incorporated, an investment banking firm with which he had been affiliated since 1981.


Vote Required and Recommendation of Board of Directors

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors. Votes withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but will not be counted as votes cast in the election of directors.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

                               BENEFICIAL SECURITY
                        OWNERSHIP OF DIRECTORS, EXECUTIVE
                           OFFICERS AND CERTAIN OTHER
                                BENEFICIAL OWNERS


Security Ownership

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of the Record Date, by (a) each beneficial owner of more than 5% of the Company's Common Stock, (b) the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during fiscal 2000 (collectively, the "Named Executive Officers"), (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.


                                                      Shares         Percentage
                                                   Beneficially     Beneficially
                Beneficial Owner                       Owned           Owned
                ----------------                   ------------     ------------

Janus Capital Corporation (1) .................   38,691,510
    100 Fillmore Street
    Denver, CO 80206-4923 .....................
Putnam Investments, Inc. (2) ..................   33,178,698
    One Post Office Square ....................
    Boston, MA 02109 ..........................
FMR Corp. (3) .................................   32,431,844
    82 Devonshire Street ......................
    Boston, MA 02109 ..........................
Robert H. Swanson, Jr. (4) ....................     737,800
Robert C. Dobkin (5) ..........................   1,580,432
Clive B. Davies (6) ...........................   1,075,256
Paul Coghlan (7) ..............................     483,448
Hans J. Zapf (8) ..............................     304,000
Thomas S. Volpe (9) ...........................     208,000
David S. Lee (10) .............................      76,000
Leo T. McCarthy (11) ..........................     204,400
Richard M. Moley (12) .........................      96,000
All directors and executive officers as a group
  (13 persons) (13) ...........................   5,258,536

--
 * Less than one percent of the outstanding Common Stock.

 (1) As reported by Janus Capital Corporation ("Janus Capital") as of February 14, 2000. Includes 15,225,430 shares beneficially owned by Janus Fund. Janus Capital and Janus Fund have shared voting power and shared dispositive power with respect to the shares beneficially owned by Janus Capital and Janus Fund.

 (2) As reported by Putnam Investments, Inc. as of March 7, 2000. Consists of 15,044,412 shares held by Putnam Investment Management, Inc. ("PIM") and 1,545,337 shares held by The Putnam Advisory Company, Inc. ("PAC"), each a registered investment advisor under the Investment Advisers Act of 1940. PIM and PAC are deemed to be beneficial owners of the shares held by their respective investment advisory clients. Putnam Investments, Inc. ("PI"), a wholly owned subsidiary of Marsh & McLennan Companies, Inc. ("MMC"), is the sole owner of PIM and PAC. PI and MMC disclaim the power to vote or dispose of, or to direct the voting or disposition of, any of the securities owned by PIM and PAC.

 (3) As reported by Fidelity Management & Research Company ("FMRC") as of February 14, 2000. Includes 14,959,880 shares beneficially owned by FMRC, 1,162,542 shares beneficially owned by Fidelity Management Trust Company, and 23,200 shares beneficially owned by Fidelity International Limited. FMR Corp. has sole voting power with respect to 15,720,172 shares and has sole dispositive power with respect to the 16,215,922 shares.

 (4) Includes 284,800 shares issued in the name of Robert H. Swanson, Jr. and Sheila L. Swanson, Trustees of the Robert H. Swanson, Jr. and Sheila L. Swanson Trust U/T/A dated May 27, 1976. Also includes 453,000 shares issuable pursuant to options exercisable within 60 days of September 13, 2000.

 (5) Includes 708,432 shares issued in the name of Robert C. Dobkin and Kathleen C. Dobkin, Trustees of the Dobkin Family Trust U/D/T 9/16/91. Also includes 872,000 shares issuable pursuant to options exercisable within 60 days of September 13, 2000.

 (6)   Includes  636,256  shares issued in the name of Clive B. Davies and Carol
       B. Davies, Trustees of the Davies Living Trust 9/9/94. Also includes 439,000 shares issuable pursuant to options exercisable within 60 days of September 13, 2000.

 (7) Includes 410,000 shares issuable pursuant to options exercisable within 60 days of September 13, 2000.

 (8) Includes 249,000 shares issuable pursuant to options exercisable within 60 days of September 13, 2000.

 (9) Consists of 208,000 shares issuable pursuant to options exercisable within 60 days of September 13, 2000.

(10) Consists of 76,000 shares issuable pursuant to options exercisable within 60 days of September 13, 2000.

(11) Includes 18,000 shares issued in the name of Leo and Jacqueline McCarthy LLC. Also includes 186,400 shares issuable pursuant to options exercisable within 60 days of September 13, 2000.

(12) Consists of 96,000 shares issuable pursuant to options exercisable within 60 days of September 13, 2000.

(13) Includes 3,482,600 shares issuable pursuant to options exercisable within 60 days of September 13, 2000.


Board Meetings And Committees

     The Board of Directors of the Company held a total of four meetings during the fiscal year ended July 2, 2000. No director attended fewer than 75% of the meetings of the Board of Directors and the Board committees upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing similar functions.

     The Audit Committee of the Board of Directors currently consists of directors Lee, McCarthy, Moley and Volpe, and held a total of four meetings during the last fiscal year. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     The Compensation Committee of the Board of Directors currently consists of directors Lee, McCarthy, Moley and Volpe, and held a total of four meetings during the last fiscal year. The Committee reviews and approves the Company's executive compensation policy, including the salaries and target bonuses of the Company's executive officers, and administers the Company's employee stock plans.


Director Compensation

     The Company currently pays each non-employee director an annual retainer of $20,000 and a fee of $1,500 for each meeting of the Board of Directors attended. Directors are generally eligible to receive options under the

Company's stock option plans. For the fiscal year ended July 2, 2000, Messrs. Lee, Moley and Volpe each received an option to purchase 32,000 shares.


Compensation Committee Interlocks and Insider Participation

     The Company's Compensation Committee currently consists of directors Lee, McCarthy, Moley and Volpe. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.


Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and of changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and ten percent shareholders are also required by Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon its review of copies of such forms and amendments, if any, received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that it has complied with all Section 16(a) filing requirements applicable to its executive officers and directors during the fiscal year ended July 2, 2000.

                         EXECUTIVE OFFICER COMPENSATION

     The following table sets forth all compensation received for services rendered to the Company in all capacities, for the last three fiscal years ended
July 2, 2000, by the Named Executive Officers:



                           Summary Compensation Table


                                                                                          Long Term
                                                                                         Compensation
                                                                                        --------------
                                                           Annual Compensation              Shares
           Name and Principal                              -------------------            Underlying        All Other
                Position                   Year          Salary           Bonus(1)        Options(2)     Compensation(3)
                --------                   ----          ------           --------        ----------     ---------------
Robert H. Swanson, Jr. ................   2000        $  274,273        $ 2,263,455            --           $ 31,980
  Chairman and Chief ..................   1999           283,488          1,340,347        200,000            33,064
  Executive Officer ...................   1998           268,258          1,273,804        500,000            23,790
Clive B. Davies .......................   2000        $  272,696        $ 1,795,484            --           $ 23,156
  President ...........................   1999           253,615          1,064,105        130,000            22,576
                                          1998           241,662            979,622        260,000            22,620
Robert C. Dobkin ......................   2000        $  261,639        $ 1,140,285            --           $ 22,397
  Vice President, Engineering .........   1999           249,677            853,018         90,000            22,250
  And Chief Technical Officer .........   1998           237,717            908,210        380,000            22,172
Paul Coghlan ..........................   2000        $  255,152        $ 1,452,206            --           $ 21,693
  Vice President, Finance and .........   1999           244,677            881,256         70,000            21,440
  Chief Financial Officer .............   1998           232,833            861,497        180,000            21,820
Hans J. Zapf ..........................   2000        $  245,992(4)     $   663,058            --           $ 21,135
  Vice President ......................   1999           231,157(4)         431,455         50,000            22,250
  International Sales .................   1998           218,827(4)         486,689        160,000            22,258

(1) Includes cash profit sharing and cash bonuses earned for the fiscal year, whether accrued or paid.

(2) All stock numbers reflect two-for-one splits of the Company's Common Stock in February 1999 and March 2000.

(3) Includes insurance premiums paid by the Company under its life insurance program. Also includes 401(k) profit sharing distributions earned during the fiscal year.

(4) Includes sales commissions earned by Mr. Zapf for the fiscal year.

                                       11

Option Grants in Last Fiscal Year

     No stock options were granted to any of the Named Executive Officers during the fiscal year ended July 2, 2000.


Option Exercises And Holdings

     The following table provides information with respect to option exercises in fiscal 2000 by the Named Executive Officers and the value of such officers' unexercised options at June 30, 2000.

                                   Aggregated Option Exercises in Last Fiscal Year and
                                              Fiscal Year-End Option Values


                                                                  Value of Unexercised
                                                               Number of Shares Underlying    In-the-Money Options at
                                                             Unexercised Options at Fiscal            Fiscal
                                     Shares                            Year-end (1)                 Year-end(3)
                                   Acquired On      Value    -----------------------------    ------------------------
               Name                Exercise(1)   Realized(2)   Exercisable   Unexercisable   Exercisable   Unexercisable
               ----                -----------   -----------   -----------   -------------   -----------   -------------
Robert H. Swanson, Jr. ..........   340,000      $12,567,253    333,000        700,000       $16,995,738   $34,875,602
Clive B. Davies .................   490,000       20,332,813    440,000        380,000        24,197,306    18,602,362
Robert C. Dobkin ................   120,000        5,071,875    770,000        480,000        43,423,804    24,592,110
Paul Coghlan ....................   400,000       17,133,253    372,000        248,000        20,878,433    12,359,367
Hans J. Zapf ....................   230,000       10,421,562    220,000        220,000        12,051,309    11,175,243

-------------

(1) All stock numbers reflect the two-for-one split of the Company's Common Stock in March 2000.

(2) Market value of underlying securities on the exercise date, minus the exercise price.

(3) Value is based on the last reported sale price of the Common Stock on the Nasdaq National Market of $63.9375 per share on June 30, 2000 (the last trading day for fiscal 2000), minus the exercise price.

                                PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for Linear Technology Corporation, the Nasdaq National Market and the Semiconductor Subgroup of the S&P Electronics Index (the "Semiconductor Index"). The graph assumes that $100 was invested in the Company's Common Stock, in the Nasdaq National Market and in the Semiconductor Index on the last trading day of the Company's 1995 fiscal year. Note that historic stock price performance is not necessarily indicative of future stock price performance.


                               [GRAPHIC OMITTED]


                              Plot points to come

                          COMPENSATION COMMITTEE REPORT


Introduction

     The Compensation Committee of the Board of Directors is composed only of non-employee directors. It is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, executive salary levels and variable compensation programs, both cash-based and equity-based. The Committee generally determines base salary levels for executive officers of the Company at or about the start of each fiscal year and determines actual bonuses at the end of each six-month fiscal period based upon Company and individual performance.


Compensation Philosophy

     The Committee has adopted an executive pay-for-performance philosophy covering all executive officers, including the Chief Executive Officer. This philosophy emphasizes variable compensation in order to align executive compensation with the Company's business objectives and performance and to attract, retain and reward executives who contribute both to the short-term and long-term success of the Company. Pay is sufficiently variable that above-average performance results in above-average total compensation, and below-average performance for the Company or the individual results in below-average total compensation. The focus is on corporate performance and individual contributions toward that performance.


Compensation Program

     The Company has a comprehensive compensation program which consists of cash compensation, both fixed and variable, and equity-based compensation. The program has four principal components, which are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of the Company. These components are:


Cash-Based Compensation

     Base  Salary--Base   salary  is  predicated  on  industry  and  peer  group
comparisons and on performance judgments as to the past and expected future contribution of the individual executive officer. In general, salary increases are made based on median increases in salaries for similar executives of similar-size companies in the high technology industry.

     Profit Sharing--Profit sharing payments are distributed semi-annually to all employees, including executives, from a profit sharing pool. The amount of the pool is largely determined by the magnitude of sales and operating income for the six-month period. This pool is distributed to all eligible employees based on the ratio of their individual salary to total salaries for all employees. A portion of this profit sharing is paid directly into a 401(k) retirement plan for all employees.

     Bonuses--The Company has a discretionary key employee incentive pool pursuant to which executive officers and a limited number of key employees may receive semi-annual cash bonuses. Targets for sales growth and operating income as a percentage of sales influence the size of the pool. Individual payments are made based on the Company's achievement of these targets and upon the individual's personal and departmental performance.

     In 1996, the Company adopted the 1996 Senior Executive Bonus Plan to facilitate, under Section 162(m) of the Internal Revenue Code, the federal income tax deductibility of compensation paid to the Company's most highly compensated executive officers. In fiscal 2000, the participants were Messrs. Swanson, Davies, Dobkin, Coghlan and Zapf. In fiscal 2001, the plan will include the Chief Executive Officer and each of the Company's four other most highly compensated executive officers. In July 2000, the Board of Directors approved an amendment to the plan to increase the maximum amount payable to any individual in any one year under the plan from $3 million to $5 million. See "Proposal Six--Amendment of the 1996 Senior Executive Bonus Plan."


     Equity-Based Compensation

     Stock Options--Stock options are granted periodically to provide additional incentive to executives and other key employees to work to maximize long-term total return to shareholders. The options vest over a five-year period to encourage option holders to continue in the employ of the Company. Over 35% of worldwide employees have received stock options. In granting options, the Compensation Committee takes into account the number of shares and outstanding options already held by the individual.


Chief Executive Officer Compensation

     The Committee uses the same factors and criteria described above for compensation decisions regarding the Chief Executive Officer.


Compensation Limitations for Tax Purposes

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the federal Revenue Reconciliation Act of 1993. Section 162(m) generally disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless compensation is performance-based. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. In 1996, the Company implemented the 1996 Senior Executive Bonus Plan in order to qualify certain bonus payments to the Named Executive Officers as performance-based compensation under Section 162(m). The Committee believes that the implementation of the 1996 Senior Executive Bonus Plan enables the Company to compensate its executive officers in accordance with its pay-for-performance philosophy while maximizing the deductibility of such compensation. However, the Committee recognizes that the loss of a tax deduction may be necessary in some circumstances.


Summary

     The Committee believes that a fair and motivating compensation program has played a critical role in the success of the Company. The Committee reviews this program on an ongoing basis to evaluate its continued effectiveness.


                                        Respectfully submitted by:


                                        The Compensation Committee
                                        David S. Lee
                                        Leo T. McCarthy
                                        Richard M. Moley
                                        Thomas S. Volpe

                                  PROPOSAL TWO

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending July 1, 2001, and recommends that the shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Ernst & Young LLP has audited the Company's financial statements since the fiscal year ended June 30, 1982. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement and are expected to be available to respond to appropriate questions from shareholders.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 1, 2001.

                                 PROPOSAL THREE

                           REINCORPORATION IN DELAWARE


Introduction

     For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the "Proposed Reincorporation"). Shareholders are urged to read carefully this section of the Proxy Statement, including the related exhibits referenced below and attached hereto, before voting on the Proposed Reincorporation. Throughout this Proxy Statement, the term "Linear California" or the "Company" refers to Linear
Technology Corporation, the existing California corporation, and the term "Linear Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of Linear California, which is the proposed successor to Linear California in the Proposed Reincorporation.

     As discussed below, the principal reason for the Proposed Reincorporation is the potential advantages of the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. The proposed Delaware Certificate of Incorporation and Bylaws are substantially similar to those currently in effect for Linear California, with certain exceptions, including that: (i) the rights of shareholders to call special meetings and to act by written consent will be eliminated, (ii) the Board of Directors will be divided into three classes with staggered terms of office (if "Proposal Four--Establishment of a Classified Board of Directors" is approved), (iii) cumulative voting will be eliminated, (iv) shareholder nominations for directors and proposals for business to be presented at shareholder meetings must meet certain advance notice requirements, and (v) the authorized number of shares of Common Stock will be increased from 480,000,000 to 2,000,000,000 and the authorized number of shares of undesignated Preferred Stock will be increased from 2,000,000 to 5,000,000 (if "Proposal Five--Increase in the Number of Authorized Shares" is approved). The Proposed Reincorporation is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any action that would materially affect the governance of the Company.

     The Proposed Reincorporation will be effected by merging Linear California into Linear Delaware. Upon completion of the merger, Linear California, as a corporate entity, will cease to exist and Linear Delaware will continue to operate the business of the Company under its current name, Linear Technology Corporation.

     Pursuant to an Agreement and Plan of Merger, in substantially the form attached hereto as Appendix A (the "Merger Agreement"), each outstanding share of Linear California Common Stock, no par value, will be automatically converted into one share of Linear Delaware Common Stock, par value $0.001 per share, upon the effective date of the merger. Each stock certificate representing issued and outstanding shares of Linear California Common Stock will continue to represent the same number of shares of Common Stock of Linear Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF LINEAR DELAWARE. However, shareholders may exchange their certificates if they so choose. The Common Stock of Linear California is listed for trading on The Nasdaq Stock Market's National Market and, after the Reincorporation, Linear Delaware's Common Stock will continue to be traded on The Nasdaq Stock Market's National Market without interruption, under the same symbol ("LLTC") as the shares of Linear California Common Stock are currently traded.

     Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of Linear California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Proposed Reincorporation." The Proposed Reincorporation has been unanimously approved by the Company's Board of Directors. If approved by the shareholders, it is anticipated that the Reincorporation will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Proposed Reincorporation may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of the Company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of Linear California will have no appraisal rights with respect to the Proposed Reincorporation.

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Linear Delaware and the Bylaws of Linear Delaware, copies of which are attached as Appendices A, B and C.

     APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF LINEAR DELAWARE AND ALL PROVISIONS THEREOF EXCEPT WITH RESPECT TO THOSE MATTERS SET FORTH IN PROPOSALS FOUR AND FIVE TO BE SEPARATELY VOTED UPON BY THE SHAREHOLDERS.


Vote Required for the Proposed Reincorporation

     Approval of the Proposed Reincorporation, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of Linear Delaware (except those provisions regarding the adoption of a classified Board of Directors and the increase in the number of authorized shares, which are being submitted for separate shareholder approval in Proposals Four and Five, (ii) the assumption of Linear California's employee benefit plans and stock option and employee stock purchase plans by Linear Delaware, and (iii) the restatement of the Company's indemnification agreements with each of its officers and directors to afford such persons indemnification by the Company to the fullest extent permitted by Delaware law, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of Linear California entitled to vote. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION. The effect of an abstention or a broker non-vote is the same as that of a vote against the Proposed Reincorporation.


Principal Reasons for the Proposed Reincorporation

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.


     Prominence, Predictability, and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation's board of directors, such as under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

     Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or eliminates the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

     California Proposition 211. In November 1996, Proposition 211 was rejected by the California electorate. Proposition 211 would have limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting new directors.

No Change in the Name, Board Members, Business, Management, Employee Benefit Plans or Location of Principal Facilities of the Company

     The Proposed Reincorporation will effect only a change in the legal domicile of the Company and certain other changes of a legal nature which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The five directors who will be elected at the Annual Meeting of Shareholders will become the directors of Linear Delaware. All employee benefits, stock options and employee stock purchase plans of Linear California will be assumed and continued by Linear Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Linear Delaware Common Stock at the same price per share, upon the same terms and subject to the same conditions. Shareholders should note that approval of the Proposed Reincorporation will also constitute approval of the assumption of these plans by Linear Delaware. Other employee benefit arrangements of Linear California will also be continued by Linear Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of Common Stock of Linear Delaware will continue to be traded without interruption, on the same exchange (The Nasdaq Stock Market's National Market) and under the same symbol ("LLTC") as the shares of Common Stock of Linear California are currently traded. The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Linear California's rights and obligations under such material contractual arrangements will continue and be assumed by Linear Delaware.

Anti-takeover Implications

     Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Proposed Reincorporation is NOT being proposed in order to prevent such a change in control, and the Board of Directors is not aware of any present attempt to acquire control of the Company or to obtain representation on the Board of Directors.
     In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the establishment of a classified board of directors, the elimination of the right to remove a director other than for cause, the elimination of stockholder action by written consent, the authorization of additional common stock, the elimination of cumulative voting, and the authorization of preferred stock, the rights and preferences of which may be determined by the Board of Directors. Other than the authorization of preferred stock (which will continue in Linear Delaware following the Reincorporation), none of these measures has been previously adopted by Linear California. It should also be noted that the establishment of a classified board of directors and the elimination of cumulative voting also can be undertaken under California law in certain circumstances. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Linear California and Linear Delaware" and "Significant Differences Between the Corporation Laws of California and Delaware" below.

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits.

     By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price, and equality of treatment of all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Proposed Reincorporation, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost bases in such shares. As a result, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management.

     Certain effects of the Proposed Reincorporation may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law, from which Linear Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware-Stockholder Approval of Certain Business Combinations."


The Charters and Bylaws of Linear California and Linear Delaware

     The provisions of the Linear Delaware Certificate of Incorporation and Bylaws are similar to those of the Linear California Articles of Incorporation and Bylaws in many respects. However, material differences include the establishment of a classified board of directors, the elimination of the right to remove a director other than for cause, the exclusion of stockholder action by written consent, the authorization of additional common stock and the elimination of cumulative voting. In addition, while the Company has no present intention to do so, Linear Delaware could in the future implement certain other changes by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of Linear Delaware is qualified by reference to Appendices B and C hereto.

     Number of Authorized Shares. The Articles of Incorporation of Linear California currently authorize the Company to issue up to 480,000,000 shares of Common Stock, no par value, and 2,000,000 shares of Preferred Stock, no par value. The Certificate of Incorporation of Linear Delaware provides that it will have 2,000,000,000 authorized shares of Common Stock, par value $0.001 per share, and 5,000,000 authorized shares of Preferred Stock, par value $0.001 per share. Like Linear California's Articles of Incorporation, Linear Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock.

     Monetary Liability of Directors. The Articles of Incorporation of Linear California and the Certificate of Incorporation of Linear Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of the respective states. The provision eliminating monetary liability of directors set forth in the Linear Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Linear California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware-Indemnification and Limitation of Liability."

     Size of Board of Directors. The Bylaws of Linear Delaware provide for a Board of Directors consisting of five members, until changed by a duly adopted amendment to the Bylaws. The Bylaws of Linear California provide for a Board of Directors consisting of not less than four nor more than seven directors, within which the exact number is set at five members. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, a board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated range has been approved by the shareholders. Delaware law permits a board of directors, acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by stockholders). The Linear Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of Linear Delaware could amend the Bylaws to change the size of the Board of Directors from five directors without further stockholder approval. If the Proposed Reincorporation is approved, the five directors of Linear California who are elected at the Annual Meeting of Shareholders will continue as the five directors of Linear Delaware after the Proposed Reincorporation is consummated and until their successors have been duly elected and qualified.

     Cumulative Voting for Directors. The Linear Delaware Certificate of Incorporation does not provides for cumulative voting rights. Under Delaware law, cumulative voting in the election of directors is not mandatory but is a permitted option. Under California law and the Company's Bylaws, if any shareholder has given notice of an intention to cumulate votes for the election of directors, such shareholder and any other shareholder of the Company would be entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange can also eliminate cumulative voting with shareholder approval, although the Company to date has not done so.

     Power to Call Special Shareholders' Meetings. Under California law and Linear California's Bylaws, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of Linear Delaware authorize the Board of Directors, the Chairman of the Board or the President to call a special meeting of stockholders. Therefore, holders of 10% or more of the voting shares of the Company will no longer be able to call a special meeting of stockholders. The Company believes this change is warranted as a prudent corporate governance measure to prevent an inappropriately small number of stockholders from prematurely forcing stockholder consideration of a proposal over the opposition of the Board of Directors by calling a special stockholders' meeting before (i) the time that the Board believes to be appropriate for considering such a proposal or (ii) the next annual meeting (provided that the holders meet the notice requirements for consideration of a proposal). Such special meetings would involve substantial expense and diversion of board and management time, which the Company believes to be inappropriate for an enterprise the size of the Company. Aside from the foregoing, no other change is contemplated in the procedures to call a special stockholders' meeting, although in the future the Board of Directors could amend the Bylaws of Linear Delaware without stockholder approval.

     Filling Vacancies on the Board of Directors. Under California law, any vacancy on a board of directors other than one created by removal of a director may be filled by the board. If the number of directors then in office is less than a quorum, a vacancy may be filled by (i) the unanimous written consent of the directors then in office, (ii) the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice or (iii) a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by the corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Linear California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Linear Delaware provide that any vacancy created by the removal of a director by the stockholders of Linear Delaware may be filled by the vote of a majority of the remaining directors.

     Nominations of Director Candidates and Introduction of Business at Shareholder Meetings. The Bylaws of Linear Delaware include an advance notice procedure with regard to the nomination, other than by or at the direction of the Board or Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of shareholders (the "Business Procedure").

     The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company at least 90 days prior to the meeting.

     Under the Nomination Procedure, a shareholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, as well as certain information about the shareholder proposing to nominate that person, including name, address, a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the shareholder and the nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business proposal properly made or brought before an annual or special meeting in accordance with the above-described procedures.

     By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board's position on such proposal, enabling shareholders to decide better whether to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Linear Delaware Bylaws do not give the Board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at a meeting, the Linear Delaware Bylaws may have the effect of precluding a nomination for the election of directors or of precluding other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be deemed to be beneficial to the Company and its shareholders.

     Loans to Officers and Employees. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Pursuant to the Linear Delaware Bylaws and in accordance with Delaware law, Linear Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

     Voting by Ballot. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. Linear California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. Under
Delaware law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Bylaws and Certificate of Incorporation of Linear Delaware do not restrict the right to vote by written ballot. Stockholders of Linear Delaware may therefore continue to demand election by ballot, unless and until the Certificate of Incorporation is amended, which amendment would require a majority stockholder vote. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

     Classified Board. As part of the Proposed Reincorporation, it is proposed that the Company's Board of Directors be divided into three classes, each with staggered three-year terms of office. See "Proposal Four-- Establishment of a Classified Board of Directors" for a more complete explanation of the proposed changes.

     Action by Written Consent of the Shareholders. The Articles of Incorporation and Bylaws of Linear California permit shareholders to take action by written consent in lieu of a vote at an annual or special meeting of shareholders. The Certificate of Incorporation and Bylaws of Linear Delaware provide that actions by stockholders may be taken only at a duly called annual or special meeting. Thus, stockholder action by written consent will no longer be permitted after the Proposed Reincorporation.

     Removal of Directors. The Bylaws of Linear Delaware permit a director to be removed solely for cause by a majority of the outstanding shares then entitled to vote in an election of directors. California law permits the removal of directors, with or without cause, by a majority of the outstanding shares then entitled to vote; provided, however, that no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. In addition, under Delaware law, a director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. Thus, because Linear Delaware will have a classified board and cumulative voting will have been eliminated, stockholders after the Proposed Reincorporation will no longer be able to remove directors without cause, and removal of individual directors will no longer require approval by more votes than would be sufficient to prevent election of one director under cumulative voting.

Significant  Differences Between the Corporation Laws of California and Delaware

     The following provides a summary of the major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the two states' laws.

     Stockholder Approval of Certain Business Combinations

     Delaware. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the Board approves the business combination and it is also approved at a stockholder meeting by 66 2|M/3% of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board of Directors of the Company intends that the Company be governed by Section 203. The Company believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

     The Company believes that Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Linear Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Linear Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for the Company's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

     California. California law requires that, in a merger of the corporation with the holder of more than 50% but less than 90% of the target common stock or its affiliate, the holders of common stock receive common stock in the surviving entity unless all of the target company's shareholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Delaware Section 203 does provide protection to shareholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.


     Classified Board of Directors

     A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

     Delaware. Delaware law permits a corporation to establish a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered three-year terms of office, with only one class of directors standing for election each year. The Linear Delaware Certificate of Incorporation and Bylaws provide for a classified board. See "Proposal Four--Establishment of a Classified Board of Directors."

     California. Under California law, certain publicly traded companies may adopt a classified board of directors by adopting amendments to its charter or bylaws, which amendments must be approved by the shareholders. The Linear California Articles of Incorporation and Bylaws do not currently provide for a classified board.


     Removal of Directors

     Delaware. Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. In addition, in the case of a Delaware corporation having a classified board, a director may be removed by the stockholders only for cause. The Linear Delaware Certificate of Incorporation and Bylaws do not provide for cumulative voting, but do provide for a classified board.

     California. Under California law, any director or the entire board of directors may be removed with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Linear California's Articles of Incorporation provide for cumulative voting.

     Indemnification and Limitation of Liability

     California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below.

     Delaware. The Linear Delaware Certificate of Incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
(iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve the corporation or its directors from the necessity of complying with, federal or state securities laws or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

     California. The Linear California Articles of Incorporation eliminate the liability of directors to the Company to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders, (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) transactions between the corporation and a director who has a material financial interest in such transaction; and (vii) liability for improper distributions, loans or guarantees.

     Indemnification Compared and Contrasted. California law requires indemnification when the individual has defended successfully the action on the merits. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law or California law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. Linear California's Articles of Incorporation authorize indemnification beyond that expressly mandated by California law.

     Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. Delaware law does not require authorizing provisions in the certificate of incorporation.

     Indemnification Agreements. A provision of Delaware law states that indemnification provided by statute will not be deemed exclusive of any other right under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreement entered into by Linear California with its officers and directors may be assumed by Linear Delaware as part of the Proposed Reincorporation. If the Proposed Reincorporation is consummated, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law and to provide for indemnification of officers and directors and advancement of expenses to the maximum extent permitted by Delaware law. A vote in favor of the Proposed Reincorporation is also approval of such amendments to the indemnification agreements. Among other things, the indemnification agreements will be amended to include within their purview future changes in Delaware law that expand the permissible scope of indemnification of directors and officers of Delaware corporations.

     Inspection of Shareholder List

     Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of 5% or more of the corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have contested the election of directors. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

     Dividends and Repurchases of Shares

     California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

     Delaware. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law, generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     California. Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 125% its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 125% its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.


     Shareholder Voting

     Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

     Delaware. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the existing certificate of incorporation; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

     California. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% of the voting power of the surviving or acquiring corporation or its parent entity.


     Appraisal Rights

     Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     Delaware. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

     California. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of assets reorganizations.


     Dissolution

     Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors and, this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Linear Delaware's Certificate of Incorporation contains no such supermajority voting requirement.


     Interested Director Transactions

     Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable simply because of such interest, provided that certain conditions, such as obtaining required disinterested approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

     Shareholder Derivative Suits

     California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.


Application   of   the   General  Corporation  Law  of  California  to  Delaware
Corporations

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. However, an exemption from
Section 2115 is provided for corporations whose shares are listed on a major national securities exchange, such as the The Nasdaq Stock Market's National Market. Following the Proposed Reincorporation, the Common Stock of Linear Delaware will continue to be traded on the The Nasdaq Stock Market's National Market, and, accordingly, it is expected that Linear Delaware will be exempt from Section 2115.

Certain Federal Income Tax Consequences

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of Linear California Common Stock who receive Linear Delaware Common Stock in exchange for their Linear California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Linear California shareholders, such as dealers in securities, or those Linear California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Linear California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

     Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following tax consequences generally should result:

         (a) No gain or loss should be recognized by holders of Linear California Common Stock upon receipt of Linear Delaware Common Stock pursuant to the Proposed Reincorporation;

         (b) The aggregate tax basis of the Linear Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Linear California Common Stock surrendered in exchange therefor; and

         (c) The holding period of the Linear Delaware Common Stock received by each shareholder of Linear California should include the period for which such shareholder held the Linear California Common Stock surrendered in exchange therefor, provided that such Linear California Common Stock was held by the shareholder as a capital asset at the time of the Proposed Reincorporation.

     The Company has not requested a ruling from the Internal Revenue Service, nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. In any case, such an opinion would neither bind the IRS nor preclude it from asserting a contrary position.

     State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

     The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Linear Delaware should succeed, without adjustment, to the federal income tax attributes of Linear California.



                                  PROPOSAL FOUR

                ESTABLISHMENT OF A CLASSIFIED BOARD OF DIRECTORS


General

     The Company currently has a board of directors consisting of five members elected to one-year terms at each annual meeting of the shareholders. As part of the Proposed Reincorporation in Delaware (see "Proposal Three-- Reincorporation in Delaware") and the merger into Linear Delaware thereby contemplated, the Company seeks to establish a classified board of directors by dividing the Board of Directors into three classes, each with staggered three-year terms.

     A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. Under California law, a company whose shares are listed on a national exchange may also provide for a classified board of directors by adopting amendments to its articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although Linear California qualifies to adopt a classified board of directors, its Board of Directors has not previously done so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. Assuming shareholder approval of the Proposed Reincorporation in Delaware, the Board of Directors recommends the adoption of a classified board, dividing the directors into three equal classes. The directors of each class will serve three-year terms, and the term of one class will expire each year.


Classified Board

     To implement a classified Board, the Board would be divided in the following way: two directors, Messrs. McCarthy and Moley, will be designated as holding Class I positions; two directors, Messrs. Volpe and Lee, will be designated as holding Class II positions; and one director, Mr. Swanson, will be designated as holding a Class III position. The term of office of the initial Class I directors will expire at the next annual meeting of stockholders, the term of office of the initial Class II directors will expire at the next succeeding annual meeting of stockholders, and the term of office of the initial Class III director will expire at the second succeeding annual meeting of stockholders. At each annual meeting scheduled to be held after the Proposed Reincorporation, directors to replace those of the class whose terms expire at such annual meeting will be elected to hold office until the third succeeding annual meeting and until their respective successors will have been duly elected and qualified. Thus, after the Proposed Reincorporation, stockholders will elect only one-third of the directors at each Annual Meeting of Stockholders. If the number of directors is later changed, any newly created directorships or any decrease in the number of directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.

     The Board of Directors believes that dividing the directors into three classes is advantageous to the Company and its stockholders because, by providing that directors will serve three-year terms rather than one-year terms, the likelihood of continuity and stability in the policies formulated by the Board will be enhanced.

     The Board of Directors also believes that a classified board would, if adopted, effectively reduce the possibility that a third party could effect a sudden or surprise change in control of the Company's Board of Directors. A classified board would serve to ensure that the Board and management, if confronted by a surprise proposal from a third party who has acquired a block of the Company's Common Stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal and to attempt to negotiate a better transaction, if possible, for the stockholders.

     The Board of Directors of the Company believes that if a potential acquiror were to purchase a significant or controlling interest in the Company, such potential acquiror's ability to remove the Company's directors and obtain control of the Board and thereby remove the Company's management would severely curtail the Company's ability to negotiate effectively with such potential acquiror. The threat of obtaining control of the Board would deprive the Board of the time and information necessary to evaluate the proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken. A classified board is designed to reduce the vulnerability of the Company to an unsolicited takeover proposal, including a proposal that does not contemplate the acquisition of all of the Company's outstanding shares or an unsolicited proposal for the restructuring or sale of all or part of the Company.

     Since the creation of a classified board will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board, even if the takeover bidder were to acquire a majority of the Company's outstanding stock, the existence of a classified board could tend to discourage certain tender offers that stockholders might feel would be in their best interests. Because tender offers for control usually involve a purchase price higher than the current market price, the creation of a classified board could also discourage open market purchases by a potential takeover bidder. Such tender offers or open market purchases could increase the market price of the Company's stock, enabling stockholders to sell their shares at a price higher than that which otherwise would prevail. In addition, the creation of a classified board could make the Company's Common Stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops. Moreover, since these provisions will make the removal of directors more difficult, they will increase the directors' security in their positions and, given that the Board has the power to retain and discharge management, could perpetuate incumbent management.

     The foregoing discussion of the Certificate of Incorporation and Bylaws of Linear Delaware is qualified in its entirety by reference to the relevant sections of such Certificate and Bylaws attached to this Proxy Statement as Appendices B and C.

Required Vote

     Approval of the adoption of a classified board of directors as part of the Proposed Reincorporation, which will also constitute approval of the provisions of the Certificate of Incorporation and the Bylaws of Linear Delaware establishing such a classified board, will require the affirmative vote of the majority of outstanding shares of Common Stock of Linear California entitled to vote.

     If this proposal is not approved by the shareholders but the shareholders approve the Proposed Reincorporation, the Company will revise the Certificate of Incorporation and Bylaws of Linear Delaware to eliminate the classified board provisions, and then complete the Proposed Reincorporation. If the Proposed Reincorporation is not approved, the Company will not seek shareholder approval for establishment of a classified board at this time.

     THE  BOARD  OF   DIRECTORS   UNANIMOUSLY   RECOMMENDS   A  VOTE  "FOR"  THE
ESTABLISHMENT OF A CLASSIFIED BOARD. The effect of an abstention on broker now-vote is the same as that of a vote against the proposal.

                                  PROPOSAL FIVE

                   INCREASE IN THE NUMBER OF AUTHORIZED SHARES

     The Articles of Incorporation of Linear California currently authorize the Company to issue up to 480,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. The Certificate of Incorporation of Linear Delaware authorizes Linear Delaware to issue up to 2,000,000,000 shares of Common Stock and 5,000,000 shares of undesignated Preferred Stock. The Board of Directors has no immediate plans to issue a significant number of additional shares of Common Stock or Preferred Stock. However, the larger number of authorized shares provided for in the Linear Delaware Certificate of Incorporation will provide the Company the certainty and flexibility to undertake various types of transactions, including stock splits (in the form of stock dividends), financings, increases in the shares reserved for issuance pursuant to employee stock and option incentive plans, or other corporate transactions not yet determined.

     The Board of Directors of Linear California believes it is in the Company's best interest to increase the number of shares of Common Stock that it is authorized to issue in order to give the Company additional flexibility to maintain a reasonable stock price with future stock splits and stock dividends without having to wait for shareholder approval. In particular, under California law, the board of directors' approval of a stock split automatically and proportionately increases a corporation's authorized stock without requiring shareholder approval. Under Delaware law, however, the board of directors cannot split the corporation's stock by means of a stock dividend without shareholder approval if there are insufficient authorized shares available.

     Both in February 1999 and in March 2000, the Board of Directors approved 2-for-1 splits of the Company's Common Stock. In order for the Board of Directors of Linear Delaware to respond to growth of the Company's business in the future with the same flexibility the Company has had as a California corporation, the Company must have a sufficient number of authorized shares to cover appropriate levels of future stock dividends. Since there are currently approximately --------- issued and outstanding shares of the Company's Common Stock and approximately an additional --------- reserved for future issuance under the Company's stock incentive plans and employee stock purchase plans, the number of shares of Common Stock currently authorized would not be sufficient to permit the Board of Directors of Linear Delaware to approve a 2-for-1 stock split in the form of a 100% stock dividend without first obtaining stockholder approval. Under the proposed Certificate of Incorporation of Linear Delaware, the additional shares of Common Stock would be available for issuance without further stockholder action, unless shareholder action is otherwise required by Delaware law or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. Although the Company is not currently contemplating any additional stock split or stock dividend, and there can be no assurance that any additional stock split or stock dividend will happen at any particular time in the future or at all, the additional authorized shares in Linear Delaware will effectively provide the Board with flexibility to split the Company's shares.

     The Board of Directors also believes that the availability of additional authorized but unissued shares of Common Stock and Preferred Stock will provide the Company with the flexibility to issue shares for other proper corporate purposes which may be identified in the future, such as to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, and to adopt additional employee benefit plans or reserve additional shares for issuance under such plans. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional Common Stock or Preferred Stock for any purpose.


Required Vote

     Approval of an increase in the number of authorized shares as part of the Proposed Reincorporation, which will also constitute approval of the provisions of the Certificate of Incorporation establishing such an increase, will require the affirmative vote of a majority of outstanding shares of Common Stock of Linear California entitled to vote.

     If this proposal is not approved by the shareholders but the shareholders approve the Proposed Reincorporation, the Company will revise the Certificate of Incorporation of Linear Delaware to set the number of authorized shares of Common Stock of Linear Delaware to 480,000,000 and the number of authorized shares of Preferred Stock to 2,000,000, as currently authorized for Linear California, and then complete the Proposed Reincorporation. If the Proposed Reincorporation is not approved, the Company will not seek shareholder approval of the increase in the number of authorized shares at this time.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO SET THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AT
2,000,000,000 AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK AT 5,000,000 IN CONNECTION WITH THE PROPOSED REINCORPORATION. The effect of an abstention or broker non-vote is the same as a vote against the proposal.

                                  PROPOSAL SIX

                AMENDMENT OF THE 1996 SENIOR EXECUTIVE BONUS PLAN

     The 1996 Senior Executive Bonus Plan provides the Company's senior key executives with the opportunity to earn incentive awards based on the achievement of goals relating to the performance of the Company. The Board of Directors has approved the amendment of the 1996 Senior Executive Bonus Plan.


Background and Reasons for Adoption

     The Company has a general performance-based bonus plan similar to the 1996 Senior Executive Bonus Plan, pursuant to which the Company rewards management for achieving certain performance objectives. However, under Section 162(m) of the Internal Revenue Code, the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of its four other most highly compensated executive officers may be limited to the extent that such compensation exceeds $1 million in any one year. Under Section 162(m), the Company may deduct compensation in excess of that amount if it qualifies as "performance-based compensation", as defined in Section 162(m).

     In July 1996, the Company adopted the 1996 Senior Executive Bonus Plan to qualify payments thereunder as "performance-based compensation", so that the Company could continue to receive a federal income tax deduction for the payment of incentive bonuses to its most highly compensated executive officers. As originally adopted, no actual award under the plan may exceed $3 million for any fiscal year for any individual. The Company now proposes to amend the Plan to increase this maximum award to $5 million to take into consideration significantly improved Company financial performance since the plan was originally adopted in 1996. In all other respects, the 1996 Senior Executive Bonus Plan will remain unchanged. The Company will also continue to operate its general bonus plan for the compensation of senior executives and other key employees for whom Section 162(m) is not applicable.


Vote Required

     The affirmative vote of a majority of the votes cast will be required to approve the amendment of the 1996 Senior Executive Bonus Plan, provided such affirmative vote also constitutes a majority of the quorum.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT OF THE

1996 SENIOR EXECUTIVE BONUS PLAN. The effect of an abstention or broker non-vote is the same as a vote against the proposal.


Description of the 1996 Senior Executive Bonus Plan

     The following paragraphs provide a summary of the principal features of the 1996 Senior Executive Bonus Plan and its operation, as amended. The discussion set forth below is qualified in its entirety by reference to the copy of the 1996 Senior Executive Bonus Plan as Appendix D.


     Purpose of the Plan

     The 1996 Senior Executive Bonus Plan is intended to increase shareholder value and the success of the Company by aligning senior executive compensation with the Company's business objectives and performance.


     Administration of the Plan

     The 1996 Senior Executive Bonus Plan is administered by the Compensation Committee of the Board of Directors in accordance with (i) the express provisions of the plan and (ii) the requirements of Section 162(m).


     Eligibility to Receive Awards

     Participation in the 1996 Senior Executive Bonus Plan is determined annually in the discretion of the Company's Compensation Committee. In selecting participants for the plan, the Committee will choose officers of the Company who are likely to have a significant impact on Company performance and be highly compensated. For fiscal 2001, the participants in the plan are Messrs. Swanson, Davies, Dobkin, Coghlan and Zapf. Participation in future years will be in the discretion of the Committee, but it currently is expected that two to five officers will participate each year.


     Target Awards and Performance Goals

     For each fiscal year, the Committee will establish: (i) a target award for each participant, (ii) the performance goals which must be achieved in order for the participant to be paid the target award, and (iii) a formula for increasing or decreasing a participant's actual award depending upon how actual performance compares to the pre-established performance goals. The performance measures which the Committee may use are: annual revenue, and operating income expressed as a percent of sales.

     For fiscal 2001, the Committee has established for the five plan participants a combined performance goal with respect to: operating profit return on sales (i.e. fiscal 2001 operating profit as a percentage of revenue), and revenue growth from fiscal 2000 to fiscal 2001. The Committee has also established a formula, with such measurements as variables, which will determine actual awards.

     Determination of Actual Awards

     After the end of each fiscal year, the Committee must certify in writing the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual award (if any) for each participant will be determined by applying the formula to the level of actual performance which has been certified by the Committee. However, the Committee retains discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable under the applicable formula. Also, no participant's actual award under the 1996 Senior Executive Bonus Plan may exceed $5 million for any fiscal year.

     The 1996 Senior Executive Bonus Plan contains a continuous employment requirement. If a participant's employment with the Company terminates prior the end of a fiscal year, he or she generally will not be entitled to the payment of an award for the fiscal year. However, if the participant's termination is due to retirement, disability or death, the Committee will proportionately reduce (or eliminate) his or her actual award based on the date of termination and such other considerations as the Committee deems appropriate.

     Awards under the 1996 Senior Executive Bonus Plan generally will be payable in cash after the end of the fiscal year during which the award was earned.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                                BY ORDER OF THE BOARD
                                                OF DIRECTORS


Dated: September   , 2000

Appendix A -- Agreement and Plan of Merger


Appendix B -- Certificate of Incorporation of Linear Delaware


Appendix C -- Bylaws of Linear Delaware



Appendix D -- 1996 Senior Executive Bonus Plan, as amended

                                                                     APPENDIX A


                          AGREEMENT AND PLAN OF MERGER
                        OF LINEAR TECHNOLOGY CORPORATION
                            (a Delaware corporation)
                                       AND
                          LINEAR TECHNOLOGY CORPORATION
                           (a California corporation)


     THIS  AGREEMENT  AND PLAN OF  MERGER  dated as of  -----------  , 2000 (the
"Agreement") is between Linear Technology Corporation, a Delaware corporation ("Linear Delaware"), and Linear Technology Corporation, a California corporation ("Linear California"). Linear Delaware and Linear California are sometimes referred to herein as the "Constituent Corporations."



                                    RECITALS


     A. Linear Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of ----------- shares, ----------- of which are designated "Common Stock," par value $0.001 per share, and of which are designated "Preferred Stock," par value $0.001 per share. The Preferred Stock of Linear Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of September 30, 2000, ------------ shares of Common Stock were issued and outstanding, all of which were held by Linear California, and no shares of Preferred Stock were issued and outstanding.

     B. Linear California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 482,000,000 shares, 480,000,000 of which are designated "Common Stock," no par value, and 2,000,000 of which are designated "Preferred Stock," no par value. The Preferred Stock of Linear California is undesignated as to series, rights, preferences, privileges or restrictions. As of September 30, 2000, shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

     C. The Board of Directors of Linear California has determined that, for the purpose of effecting the reincorporation of Linear California in the State of Delaware, it is advisable and in the best interests of Linear California and its shareholders that Linear California merge with and into Linear Delaware upon the terms and conditions herein provided.

     D. The respective Boards of Directors of Linear Delaware and Linear California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Linear Delaware and Linear California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:


                                    I. MERGER

     1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Linear California shall be merged with and into Linear Delaware (the "Merger"), the separate existence of Linear California shall cease and Linear Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Linear Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the Surviving Corporation shall be "Linear Technology Corporation."

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

         (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code;

         (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

         (c) An executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Linear California shall cease, and Linear Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Linear California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Linear California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Linear Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Linear California in the same manner as if Linear Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.


                 II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of Linear Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of Linear Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 irectors and Officers. The directors and officers of Linear California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.


                      III. MANNER OF CONVERSION OF STOCK

     3.1 Linear California Common Stock. Upon the Effective Date of the Merger, each share of Linear California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation.

     3.2 Linear California Options, Stock Purchase Rights and Convertible Securities.

         (a)         Upon  the  Effective  Date  of  the  Merger,  the Surviving
                    Corporation shall assume and continue the stock option plans and all other employee benefit plans of Linear California. Each outstanding and unexercised option or other right to purchase or security convertible into Linear California Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Linear California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Linear California option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of Linear California.

         (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Linear California Common Stock so reserved immediately prior to the Effective Date of the Merger.

     3.3 Linear Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, par value $0.001 per share, of Linear Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Linear Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Linear California Common Stock may, at such stockholder's option, but need not, surrender the same for cancellation to the transfer agent for the Linear California Common Stock, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Linear California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Linear California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Linear California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

     If any certificate for shares of Linear Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Linear Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Linear Delaware that such tax has been paid or is not payable.


                                  IV. GENERAL

     4.1 Covenants of Linear Delaware. Linear Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

         (a) qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of
                    Section 2105 of the California General Corporation Law;

         (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Linear Delaware of all of the franchise tax liabilities of Linear California;

         (c) file an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law with the Secretary of State of the State of California; and

         (d) take such other actions as may be required by the California General Corporation Law.

     4.2 Further Assurances. From time to time, as and when required by Linear Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Linear California such deeds and other instruments, and there shall be taken or caused to be taken by Linear Delaware and Linear California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Linear Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Linear California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Linear Delaware are fully authorized in the name and on behalf of Linear California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Linear California or of Linear Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Linear California or by the sole stockholder of Linear Delaware, or by both.

     4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders as required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.5 Registered  Office. The  registered office of the Surviving Corporation
in  the  State  of  Delaware  is          Street,          , Delaware          ,
County  of          and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

     4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 1630 McCarthy

Boulevard, Milpitas, California 95035 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

     4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Linear Technology Corporation, a Delaware corporation, and Linear Technology Corporation, a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.



                                       LINEAR TECHNOLOGY CORPORATION
                                       a Delaware corporation




                                       --------------------------------------
                                       Robert H. Swanson, Jr.
                                       Chief Executive Officer



                                       --------------------------------------
                                       Arthur F. Schneiderman
                                       Secretary



                                       LINEAR TECHNOLOGY CORPORATION
                                       a California corporation




                                       --------------------------------------
                                       Robert H. Swanson, Jr.
                                       Chief Executive Officer




                                       --------------------------------------
                                       Arthur F. Schneiderman
                                       Secretary

                          LINEAR TECHNOLOGY CORPORATION
                           (a California corporation)

                              OFFICERS' CERTIFICATE

Robert H. Swanson, Jr. and Arthur F. Schneiderman certify that:

     1. They are the Chief Executive Officer and the Secretary, respectively, of Linear Technology Corporation, a corporation organized under the laws of the State of California.

     2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock," respectively. There are authorized 480,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. The Preferred Stock is undesignated as to series, rights, preferences or restrictions.

     3. There were --------- shares of Common Stock and no shares of Preferred Stock outstanding as of the record date (the "Record Date") and entitled to vote at the shareholders' meeting at which the Agreement and Plan of Merger (the "Merger Agreement") attached hereto was approved.

     4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.

     5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of Common Stock outstanding as of the Record Date, voting as a single class.

     6. Robert H. Swanson, Jr. and Arthur F. Schneiderman further declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.


    Executed in Milpitas, California on          , 2000.





                                        -----------------------------------
                                        Robert H. Swanson, Jr.
                                        Chief Executive Officer




                                        -----------------------------------
                                        Arthur F. Schneiderman
                                        Secretary

                          LINEAR TECHNOLOGY CORPORATION
                            (a Delaware corporation)

                              OFFICERS' CERTIFICATE

Robert H. Swanson, Jr. and Arthur F. Schneiderman certify that:

     1. They are the Chief Executive Officer and the Secretary, respectively, of Linear Technology Corporation, a corporation organized under the laws of the State of Delaware.

     2. The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock," respectively. There are authorized shares of Common Stock and 2,000,000 shares of Preferred Stock. The Preferred Stock is undesignated as to series, rights, preferences or restrictions.

     3. There are 1000 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger (the "Merger Agreement") attached hereto. There are no shares of Preferred Stock outstanding.

     4. The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of 100% of the shares outstanding and entitled to vote on the Merger Agreement.

     5. The percentage vote required was more than 50% of the votes entitled to be cast by holders of outstanding shares of Common Stock.

     6. Robert H. Swanson, Jr. and Arthur F. Schneiderman further declare under penalty of perjury under the laws of the State of Delaware that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.


    Executed in Milpitas, California on          , 2000.





                                        -----------------------------------
                                        Robert H. Swanson, Jr.
                                        Chief Executive Officer




                                        -----------------------------------
                                        Arthur F. Schneiderman
                                        Secretary

                                                                     APPENDIX B


                          CERTIFICATE OF INCORPORATION
                                       OF
                          LINEAR TECHNOLOGY CORPORATION


                                    ARTICLE I

     The name of this corporation is Linear Technology Corporation (the "Corporation").


                                   ARTICLE II

     The address of the Corporation's registered office in the State of Delaware is ---------. The name of its registered agent at such address is

                                   ARTICLE III

     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                   ARTICLE IV

     The  Corporation  is  authorized  to  issue  two  classes  of  stock  to be designated, respectively, Preferred Stock, par value $0.001 per share ("Preferred"), and Common Stock, par value $0.001 per share ("Common"). The total number of shares of Common that the Corporation shall have authority to issue is 2,000,000,000. The total number of shares of Preferred that the Corporation shall have authority to issue is 5,000,000. The Preferred Stock may be issued from time to time in one or more series.

     The shares of Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in one or more series. For any wholly unissued series of Preferred Stock, the Board of Directors is hereby authorized to fix and alter the dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption prices, liquidation preferences, the number of shares constituting any such series and the designation thereof, or any of them.

     For any series of Preferred Stock having issued and outstanding shares, the Board of Directors is hereby authorized to increase or decrease the number of shares of such series when the number of shares of such series was originally fixed by the Board of Directors, but such increase or decrease shall be subject to the limitations and restrictions stated in the resolution of the Board of Directors originally fixing the number of shares of such series.

     If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.


                                    ARTICLE V

    The Corporation is to have perpetual existence.


                                   ARTICLE VI

     For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

         A. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors shall be fixed and may be changed from time to time by an amendment to the Bylaws duly adopted by the stockholders or by the Board of Directors.

         B. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend, or repeal the Bylaws of the Corporation.


         C. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

         D. Advance notice of stockholder nomination for the election of directors and of any other business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

         E. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws, and no action shall be taken by the stockholders by written consent.


                                   ARTICLE VII

     The directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and

Class III. For the purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated by the incorporator of the Corporation. The term of office of the initial Class I directors shall expire at the next succeeding annual meeting of stockholders held after calendar 2000, the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of the stockholders. At each such annual meeting, directors to replace those of a class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.


                                  ARTICLE VIII

    The name and mailing address of the incorporator are as follows:


              Herbert P. Fockler
              Wilson Sonsini Goodrich and Rosati
              650 Page Mill Road
              Palo Alto, CA 94304


                                   ARTICLE IX

     The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.


                                    ARTICLE X

     A. To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     B. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

     C. Neither any amendment nor repeal of this Article X, nor the adoption of any provision of the Corporation=s Certificate of Incorporation inconsistent with this Article X, shall eliminate or reduce the effect of this Article X, with respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article X, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.


                                   ARTICLE XI

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

     IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is her act and deed and that the facts stated herein are true.



                             --------------------------------------
                             Herbert P. Fockler
                             Incorporator


Dated:          , 2000

                                                                      APPENDIX C


                                     BYLAWS
                                       OF
                          LINEAR TECHNOLOGY CORPORATION

                                    ARTICLE I

                                CORPORATE OFFICES

     1.1 REGISTERED OFFICE

     The registered office of the corporation shall be. The name of the registered agent of the corporation at such location is ------- .

     1.2 OTHER OFFICES

     The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     2.1 PLACE OF MEETINGS

     Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

     2.2 ANNUAL MEETING

     The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held the first Wednesday of November in each year at 3:00 P.M. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected and any other proper business may be transacted.

     2.3 SPECIAL MEETING

     A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president.

     2.4 NOTICE OF STOCKHOLDERS' MEETINGS

     All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

     To be properly brought before an annual meeting or special meeting, nominations for the election of director or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors, or (c) otherwise properly brought before the meeting by a stockholder. For such nominations or other business to be considered properly brought before the meeting by a stockholder such stockholder must have given timely notice and in proper form of his intent to bring such business before such meeting. To be timely, such stockholder's notice must be delivered to or mailed and received by the secretary of the corporation not less than ninety (90) days prior to the meeting; provided, however, that in the event that less than one-hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. To be in proper form, a stockholder's notice to the secretary shall set forth:

          (i) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, the name and address of the person or persons to be nominated or the nature of the business to be proposed;

         (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice or introduce the business specified in the notice;

         (iii) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

         (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors; and

         (v) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

     The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

     2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

     Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     2.6 QUORUM

     The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

     2.7 ADJOURNED MEETING; NOTICE

     When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.8 VOTING

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

     Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     2.9 WAIVER OF NOTICE

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

    2.10 NO STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

     The stockholders of the corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.

    2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

     In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

     If the board of directors does not so fix a record date:

          (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

         (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     2.12 PROXIES

     Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic or facsimile transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(c) of the General Corporation Law of Delaware.

     2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE

     The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.


                                   ARTICLE III

                                    DIRECTORS

     3.1 POWERS

     Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

     3.2 NUMBER OF DIRECTORS

     The number of directors shall be five (5), until changed by a bylaw amending this Section 3.2, duly adopted by the board of directors or by the stockholders. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

    3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

     Except as provided in Section 3.4 of these bylaws, at each annual meeting of stockholders, directors of the corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the Delaware General Corporation Law. The term of office of a director shall begin immediately after election. The directors of the corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. For the purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated by the incorporator of the corporation. The term of office of the initial Class I directors shall expire at the next succeeding annual meeting of stockholders after calendar 2000, the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of stockholders. At each annual meeting after the annual meeting of stockholders scheduled to be held thereafter, directors to replace those of a class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.

     Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Election of directors need not be by written ballot unless a stockholder demands election by written ballot at the meeting and before voting begins.

     3.4 RESIGNATION AND VACANCIES

     Any   director   may  resign  at  any  time  upon  written  notice  to  the corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

     Unless otherwise provided in the certificate of incorporation or these bylaws:

          (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

         (ii)        Whenever  the  holders  of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

     If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

     3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

     The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

     Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     3.6 FIRST MEETINGS

     The first meeting of each newly elected board of directors shall be held at such time and place, if any, as may be fixed by the vote of the stockholders at the annual meeting, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

     3.7 REGULAR MEETINGS

     Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

     3.8 SPECIAL MEETINGS; NOTICE

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two (2) directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally, by facsimile transmission or by telephone or by telegram, it shall be delivered personally, by facsimile transmission or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally, by facsimile transmission or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

     3.9 QUORUM

     At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorp-oration. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     3.10 WAIVER OF NOTICE

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

     3.11 ADJOURNED MEETING; NOTICE

     If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

    3.12 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

     Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.

     3.13 FEES AND COMPENSATION OF DIRECTORS

     Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

     3.14 APPROVAL OF LOANS TO OFFICERS

     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     3.15 REMOVAL OF DIRECTORS

     Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however that so long as the board of directors of the corporation is divided into classes, no director may be removed without cause.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.


                                   ARTICLE IV

                                   COMMITTEES

     4.1 COMMITTEES OF DIRECTORS

     The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in
Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

     4.2 COMMITTEE MINUTES

     Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

     4.3 MEETINGS AND ACTION OF COMMITTEES

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings),
Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment and notice of adjournment), and
Section 3.12 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.


                                    ARTICLE V

                                    OFFICERS

     5.1 OFFICERS

     The officers of the corporation shall be a president, one or more vice presidents, a secretary, and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more assistant vice presidents, assistant secretaries, assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of
Section 5.3 of these bylaws. Any number of offices may be held by the same person.

     5.2 ELECTION OF OFFICERS

     The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

     5.3 SUBORDINATE OFFICERS

     The board of directors may appoint, or empower the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

     5.4 REMOVAL AND RESIGNATION OF OFFICERS

     Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

     Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

     5.5 VACANCIES IN OFFICES

     Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

     5.6 CHAIRMAN OF THE BOARD

     The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in
Section 5.7 of these bylaws.

     5.7 PRESIDENT

     Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

     5.8 VICE PRESIDENT

     In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

     5.9 SECRETARY

     The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

     5.10 TREASURER

     The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

     The treasurer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

     5.11 ASSISTANT SECRETARY

     The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

     5.12 ASSISTANT TREASURER

     The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

     5.13 AUTHORITY AND DUTIES OF OFFICERS

     In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.


                                   ARTICLE VI

                                    INDEMNITY

     6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation includes any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     6.2 INDEMNIFICATION OF OTHERS

     The corporation shall have the power, to the extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     6.3 INSURANCE

     The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of the General Corporation Law of Delaware.


                                   ARTICLE VII

                               RECORDS AND REPORTS

     7.1 MAINTENANCE AND INSPECTION OF RECORDS

     The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

     The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     7.2 INSPECTION BY DIRECTORS

     Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

     7.3 ANNUAL STATEMENT TO STOCKHOLDERS

     The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

    7.4 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

     The chairman of the board, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.


                                  ARTICLE VIII

                                 GENERAL MATTERS

     8.1 CHECKS

     From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

    8.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

     The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     8.3 STOCK CERTIFICATES; PARTLY PAID SHARES

     The shares of a corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

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

     8.4 SPECIAL DESIGNATION ON CERTIFICATES

     If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     8.5 LOST CERTIFICATES

     Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

     8.6 CONSTRUCTION; DEFINITIONS

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

     8.7 DIVIDENDS

     The directors of the corporation, subject to any restrictions contained in the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the corporation's capital stock.

     The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

     8.8 FISCAL YEAR

     The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

     8.9 SEAL

     This corporation may have a corporate seal, which may be adopted or altered at the pleasure of the board of directors, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

     8.10 TRANSFER OF STOCK

     Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

     8.11 STOCK TRANSFER AGREEMENTS

     The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

     8.12 REGISTERED STOCKHOLDERS

     The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX

                                   AMENDMENTS

     The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.


                                    ARTICLE X

                                   DISSOLUTION

     If it should be deemed advisable in the judgment of the board of directors of the corporation that the corporation should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

     At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of
Section 275 of the General Corporation Law of Delaware and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such certificate's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved.

     Whenever all the stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of directors or stockholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such consent's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the secretary or some other officer of the corporation stating that the consent has been signed by or on behalf of all the stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the secretary or some other officer of the corporation setting forth the names and residences of the directors and officers of the corporation.


                                   ARTICLE XI

                                    CUSTODIAN

     11.1 APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES

     The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the corporation is insolvent, to be receivers, of and for the corporation when:

          (i) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or

         (ii) the business of the corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the corporation that the required vote for action by the board of directors cannot be obtained and the stockholders are unable to terminate this division; or

         (iii)      the  corporation  has  abandoned its business and has failed
                    within  a  reasonable   time  to  take  steps  to  dissolve,
                    liquidate or distribute its assets.

     11.2 DUTIES OF CUSTODIAN

     The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.

                        CERTIFICATE OF ADOPTION OF BYLAWS
                                       OF
                          LINEAR TECHNOLOGY CORPORATION


                            Adoption by Incorporator

     The undersigned person appointed in the Certificate of Incorporation to act as the Incorporator of Linear Technology Corporation hereby adopts the foregoing bylaws, comprising twenty-one pages, as the bylaws of the corporation.

    Executed this ______ day of ______, 2000.



                                          --------------------------------------
                                          Herbert P. Fockler, Incorporator


             Certificate by Secretary of Adoption by Incorporator

     The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Linear Technology Corporation and that the foregoing bylaws, comprising twenty-one (21) pages, were adopted as the Bylaws of the corporation on the day of --- , 2000, by the person appointed in the Certificate of Incorporation to act as the Incorporator of the corporation.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal this day of --- , 2000.



                                          --------------------------------------
                                          Arthur F. Schneiderman, Secretary

                                                                      APPENDIX D


                        1996 SENIOR EXECUTIVE BONUS PLAN
                            AS AMENDED JULY __, 2000

     The Compensation Committee (the "Committee") of the Board of Directors has approved the Amendment of the 1996 Senior Executive Bonus Plan (the "Plan"). Adoption of the Plan is subject to the approval of a majority of the shares of the Company's Common Stock which are present in person or by proxy and entitled to vote at the Annual Meeting. The Plan provides the Company's senior key executives with the opportunity to earn incentive awards based on the achievement of goals relating to the performance of the Company.


Background and Reasons for Adoption

     The  Company  has a  performance-based  bonus  plan  similar  to the  Plan, pursuant to which the Company rewards management for achieving certain performance objectives. However, under section 162(m) of the Internal Revenue Code, the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of its four other most highly compensated executive officers may be limited to the extent that such compensation exceeds $1 million in any one year. Under section 162(m), the Company may deduct compensation in excess of that amount if it qualifies as "performance-based compensation," as defined in section 162(m). The Plan is designed to qualify payments thereunder as performance-based compensation, so that the Company may continue to receive a federal income tax deduction for the payment of incentive bonuses to its executives. The Company will continue to operate its current bonus plan, as well, for the compensation of senior executives and other key employees for whom section 162(m) is not an issue.


Description of the Plan

     The following paragraphs provide a summary of the principal features of the Plan and its operation.


Purpose of the Plan

     The Plan is intended to increase stockholder value and the success of the Company by aligning senior executive compensation with the Company's business objectives and performance.


Administration of the Plan

     The Plan will be administered by the Committee in accordance with (1) the express provisions of the Plan and (2) the requirements of section 162(m).

Eligibility to Receive Awards

     Participation in the Plan is determined annually in the discretion of the Committee. In selecting participants for the Plan, the Committee will choose officers of the Company who are likely to have a significant impact on Company performance and be highly compensated. For fiscal 2000, the participants in the Plan were Messrs. Swanson, Davies, Dobkin, Coghlan and Maier. In fiscal 2001, the Plan will include the Chief Executive Officer and each of the Company's four other most highly compensated executive officers.


Target Awards and Performance Goals

     For each fiscal year, the Committee will establish: (1) a target award for each participant, (2) the performance goals which must be achieved in order for the participant to be paid the target award, and (3) a formula for increasing or decreasing a participant's actual award depending upon how actual performance compares to the pre-established performance goals.

     Each participant's target award will be expressed as a percentage of his or her base salary. Base salary under the Plan means the lesser of: (1) 125% of the participant's annual salary rate on the first day of the fiscal year, or (2) the participant's annual salary rate on the last day of the fiscal year.

     There are several performance measures which the Committee may use in setting the performance goals for any fiscal year. Specifically, the performance goals applicable to any participant will provide for a targeted level of achievement using one or more of the following measures: (1) annual revenue, and
(2) operating income expressed as a percent of sales.

     For fiscal 2000, the Committee has established for the Plan participants a combined performance goal with respect to: (1) operating profit return on sales (i.e. fiscal 2000 operating profit as a percentage of revenue), and (2) revenue growth from fiscal 2000 to fiscal 2001. The Committee has also established a formula, with such measurements as variables, which will determine actual awards.


Determination of Actual Awards

     After the end of each fiscal year, the Committee must certify in writing the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual award (if any) for each participant will be determined by applying the formula to the level of actual performance which has been certified by the Committee. However, the Committee retains discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable under the applicable formula. Also, no participant's actual award under the Plan may exceed $5 million for any fiscal year.

     The Plan contains a continuous employment requirement. If a participant terminates employment with the Company prior the end of a fiscal year, he or she generally will not be entitled to the payment of an award for the fiscal year. However, if the participant's termination is due to retirement, disability or death, the Committee will proportionately reduce (or eliminate) his or her actual award based on the date of termination and such other considerations as the Committee deems appropriate.

     Awards under the Plan generally will be payable in cash after the end of the fiscal year during which the award was earned.

                                EDGAR APPENDIX E
                                ----------------

                                      PROXY

                          LINEAR TECHNOLOGY CORPORATION
                       2000 ANNUAL MEETING OF SHAREHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Linear Technology Corporation, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated September __, 2000 and hereby appoints Robert H. Swanson, Jr. and Paul Coghlan, or either of them, as attorneys-in-fact, each with full power, on behalf and in the name of the undersigned, to represent the undersigned at the 2000 Annual Meeting of Shareholders of Linear Technology Corporation to be held on November 8, 2000, at 3:00 p.m. local time, at the Company's principal executive offices, located at 720 Sycamore Drive, Milpitas, California 95035, and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment thereof.

This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the specified nominees as directors, FOR Proposals 2, 3, 4, 5 and 6, and as said proxies deem advisable on such other matters as may properly come before the meeting.

-------------------------                                                                         ----------------------
    SEE REVERSE SIDE                    CONTINUED AND TO BE SIGNED ON REVERSE SIDE                  SEE REVERSE SIDE
-------------------------                                                                         ----------------------

------------------------------------------------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED,
WILL BE VOTED FOR THE  ELECTION  OF THE  SPECIFIED  NOMINEES AS  DIRECTORS,  FOR
PROPOSALS  2, 3, 4, 5 AND 6, AND AS SAID  PROXIES  DEEM  ADVISABLE ON SUCH OTHER
MATTERS AS MAY PROPERLY COME BEFORE THIS MEETING.

                                                                                    FOR       WITHHELD
                                                                                    ALL       FROM ALL
1.  To elect five (5) directors to serve until the next Annual Meeting of           [ ]          [ ]
Shareholders and until their successors are elected.
Nominees:  Robert H. Swanson, Jr.; David S. Lee; Leo T. McCarthy; Richard
M. Moley; Thomas S. Volpe
[ ]  For all nominees exactly except as noted -------------------------------
                                                                                    FOR        AGAINST      ABSTAIN
2.  To ratify the appointment of Ernst & Young LLP as independent auditors          [ ]          [ ]          [ ]
of the Company for the fiscal year ending July 1, 2001.

                                                                                    FOR        AGAINST      ABSTAIN
3.  To approve a change in the Company's state of incorporation from                [ ]          [ ]          [ ]
California to Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary of the Company.

                                                                                    FOR        AGAINST      ABSTAIN
4.  To approve the establishment of a classified Board of Directors of the          [ ]          [ ]          [ ]
Company when the change in state of incorporation, proposed above, occurs.

                                                                                    FOR        AGAINST      ABSTAIN
5.  To approve an increase in the number of authorized shares of Common             [ ]          [ ]          [ ]
Stock of the Company from 480,000,000 to 2,000,000,000 and an increase in the number of authorized, but undesignated, shares of Preferred Stock of the Company from 2,000,000 to 5,000,000 when the change in state of incorporation, proposed above, occurs.

                                                                                    FOR        AGAINST      ABSTAIN
6.  To make certain amendments to the 1996 Senior Executive Bonus Plan.             [ ]          [ ]          [ ]

In their discretion, upon such other matter or matters which may properly come before the meeting and any postponement or adjournment thereof.

This proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.
Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Signature:                         Date:                   Signature:                              Date:
           ----------------------        ----------                   ---------------------------        -------------